                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                   FORM 8 - K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 17, 1998




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



            Virginia                      0 - 25762             54 - 1719855
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
  (Address of principal executive offices)                        (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS.

              The January 1998 monthly Certificateholders Statements to investors were distributed February 17, 1998.

              During the fourth quarter of 1997 Capital One Bank ("Bank") modified its methodology as to the timing of charge-offs of credit card loans. The Bank now charges off credit card loans at 180 days past-due versus the prior practice of charging off loans during the next billing cycle after becoming 180 days past-due. For the Capital One Master Trust (the "Trust"), this new methodology will be implemented during the months of December 1997 with respect to Principal Receivables and January 1998 with respect to Finance Charge Receivables. For the December monthly period, this change in methodology resulted in an additional increase of $40,961,451 in the Defaulted Amount and correspondingly an additional increase of 4.88% in the annualized default rate for the Capital One Master Trust. This increase reflects the charge-off of Principal Receivables in December under the new methodology. In addition, for each Series, Excess Spread will be reduced proportionately as a result of the increased Defaulted Amount. In January 1998, this new methodology will result in a decrease of approximately $18,858,897 in the amount of Finance Charge Receivables, reflecting the reversal of finance charges and fees previously accrued for these Defaulted Accounts. Excess Spread for January will also be reduced proportionately as a result of the decrease in Finance Charge Receivables.



ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.  January Performance Summary

              2. Series 1993 - 1 Class A and Class B Certificateholder's Statements for the month of January 1998.

              3. Series 1993 - 4 Class A and Class B Certificateholder's Statements for the month of January 1998.

              4. Series 1994 - 3 Class A and Class B Certificateholder's Statements for the month of January 1998.

              5. Series 1994-A Certificateholders' Statement for the month of January 1998.

              6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of January 1998.

              7. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of January 1998.

              8. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of January 1998.

              9. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of January 1998.

              10. Series 1996-1 Class A and Class B Certificateholder's
                  Statements for the month of January 1998.

              11. Series 1996-2 Class A and Class B Certificateholder's
                  Statements for the month of January 1998.

              12. Series 1996-3 Class A and Class B Certificateholder's
                  Statements for the month of January 1998.

              13. Series 1997-1 Class A and Class B Certificateholder's
                  Statements for the month of January 1998.

              14. Series 1997-2 Class A and Class B Certificateholder's
                  Statements for the month of January 1998.

              15. Trust Excess Spread Analysis




                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer


                                        By:  /s/ David M. Willey
                                             -------------------
                                                 David M. Willey
                                                 Vice President

Date: February 17, 1998

                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER         EXHIBITS                                             PAGE
------         --------                                             ----
   1           January Performance Summary                               07

   2           Series 1993 - 1 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         09

   3           Series 1993 - 4 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         11

   4           Series 1994 - 3 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         13

   5           Series 1994-A Certificateholder's Statement for
               the month of January 1998                                 15

   6           Series 1995-1 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         16

   7           Series 1995-2 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         18

   8           Series 1995-3 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         20

   9           Series 1995-4 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         22

  10           Series 1996-1 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         24


  11           Series 1996-2 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         26

  12           Series 1996-3 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         28


  13           Series 1997-1 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         30


  14           Series 1997-2 Class A and Class B Certificate-
               holder's Statements for the month of January 1998         32


  15           Trust Excess Spread Analysis                              35




                                                                    Page 6 of 35